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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)           June 25, 2002
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                              BarPoint.com, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



                000-21235                              11-2780723
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         (Commission File Number)         (IRS Employer Identification No.)


                        800 Corporate Drive, Suite 600
                        Fort Lauderdale, Florida 33334
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         (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code      (954) 492-4003
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                             2200 SW 10/th/ Street
                        Deerfield Beach, Florida 33442
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         (Former name or former address, if changed since last report)
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Item 4.   Change in Registrant's Certifying Accountant.

     On June 25, 2002, BarPoint.com, Inc., a Delaware corporation (the "Company"), engaged the accounting firm of Kaufman, Rossin & Co. ("Kaufman") as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. The engagement was authorized by the Company's Board of Directors. During the fiscal year ended December 31, 2001, and the subsequent period, neither the Company nor any person on the Company's behalf consulted Kaufman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.
     Not Applicable.

(c)  Exhibits

     Not Applicable

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BARPOINT.COM, INC.



Dated:  June 26, 2002               By:  /s/ Jeffrey S. Benjamin
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                                    Name: Jeffrey S. Benjamin
                                    Its: Chief Financial Officer

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